Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.6047%



        Excess Protection Level
          3 Month Average   5.19%
          November, 1998   5.59%
          October, 1998   5.78%
          September, 1998   4.20%


        Cash Yield                                  17.96%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.42%


        Over 35 Day Delinquency                      5.37%


        Seller's Interest                            9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $ 40,339,382,471.40


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,787,462,952.91